UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________
FORM 8-K
 ____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2023
____________________________________
SONIC AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________
Delaware
(State or other jurisdiction
of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road
Charlotte,	North Carolina	28211
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 566-2400
Not Applicable
(Former name or former address, if changed since last report.)
 ____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SAH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a) On May 15, 2023, Sonic Automotive, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”).
(b) At the Annual Meeting, the Company’s stockholders (i) elected all 10 of the Company’s nominees for director to serve for a term of one year or until their successors are duly elected and qualified; (ii) ratified the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for fiscal 2023; (iii) approved, on an advisory basis, the Company’s named executive officer compensation in fiscal 2022; (iv) voted, on an advisory basis, in favor of holding future advisory votes to approve the Company’s named executive officer compensation every year; (v) approved the amendment and restatement of the Sonic Automotive, Inc. 2012 Formula Restricted Stock and Deferral Plan for Non-Employee Directors (the “2012 Formula Plan”); and (vi) approved the amendment to the Company’s Amended and Restated Certificate of Incorporation to limit the personal liability of certain senior officers of the Company as permitted by recent amendments to the General Corporation Law of the State of Delaware. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 3, 2023.
Final voting results on each proposal submitted to the Company’s stockholders at the Annual Meeting are as follows:
1.Election of directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
David Bruton Smith	135,163,751	4,987,397	28,600	1,905,221
Jeff Dyke	135,021,427	5,145,137	13,184	1,905,221
William I. Belk	131,520,293	8,630,703	28,752	1,905,221
William R. Brooks	134,620,098	5,531,168	28,482	1,905,221
John W. Harris III	127,585,217	12,566,049	28,482	1,905,221
Michael Hodge	129,596,277	10,554,989	28,482	1,905,221
Keri A. Kaiser	128,546,656	11,448,031	185,061	1,905,221
B. Scott Smith	129,241,770	10,909,497	28,481	1,905,221
Marcus G. Smith	129,243,218	10,908,049	28,481	1,905,221
R. Eugene Taylor	127,582,098	12,569,168	28,482	1,905,221
2.Ratification of the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for fiscal 2023:

Votes For	Votes Against	Abstentions	Broker Non-Votes
142,004,123	66,566	14,280	—
3.Advisory vote to approve the Company’s named executive officer compensation in fiscal 2022:

Votes For	Votes Against	Abstentions	Broker Non-Votes
134,132,791	6,011,884	35,073	1,905,221
4.Advisory vote on the frequency of future advisory votes to approve the Company's named executive officer compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
134,342,766	2,255	822,742	5,011,985	1,905,221

5.Approval of the amendment and restatement of the 2012 Formula Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
134,537,094	5,622,015	20,639	1,905,221
6.Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to limit the personal liability of certain senior officers of the Company as permitted by recent amendments to the General Corporation Law of the State of Delaware:

Votes For	Votes Against	Abstentions	Broker Non-Votes
126,947,708	13,190,825	41,215	1,905,221
(d) In accordance with the recommendation of the Company’s Board of Directors, the Company’s stockholders voted, on an advisory basis, in favor of holding future advisory votes to approve the Company’s named executive officer compensation every year. Based on the voting results, the Company will include an advisory stockholder vote to approve the Company’s named executive officer compensation in its proxy materials on an annual basis until the next required advisory vote on the frequency of stockholder votes to approve the Company’s named executive officer compensation, which will occur no later than the Company’s annual meeting of stockholders in 2029.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

May 16, 2023	By:	/s/ STEPHEN K. COSS
Stephen K. Coss
Senior Vice President and General Counsel